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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                               September 17, 2001
                Date of Report (Date of earliest event reported)

                              INTIMATE BRANDS, INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                   001-13814                  31-1436998
      (State or other             (Commission                (IRS Employer
       jurisdiction                File no.)               Identification No.)
      of incorporation)

                              Three Limited Parkway
                                  P.O. Box 1600
                               Columbus, OH 43216
                                 (614) 479-6900
                    (Address of principal executive offices)


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Item 5.  Other Events

On September 17, 2001, Intimate Brands, Inc. (the "Company") issued a press release announcing its intention to purchase up to $50 million in Intimate Brands Class A common stock through open market purchases.
The repurchase program will commence immediately, subject to market conditions. No shares will be purchased from The Limited, Inc.

         The press release is attached hereto as Exhibit 99.1.



                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTIMATE BRANDS, INC.

                                        By: /s/ Tracey T. Travis
                                           ------------------------------
                                        Name:  TRACEY T. TRAVIS
                                        Title: Chief Financial Officer


Dated: September 17, 2001